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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2002

                        SLM EDUCATION CREDIT FUNDING LLC
                        --------------------------------
            (Exact name of registrant as specified in its charter)

        (Originator of the SLM Private Credit Student Loan Trust 2002-A)



  Delaware                       333-98169                       04-03480392
  --------                       ---------                       -----------
(State or other               (Commission File               (I.R.S. employer
Jurisdiction of                   Numbers)                   Identification No.)
Incorporation)

                               20 Hemingway Drive
                       East Providence, Rhode Island 02915
                    ----------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (401) 438-4500


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                         Exhibit Index appears on Page 5

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Item 5. Other Events.


     Closing of SLM Private Credit Student Loan Trust 2002-A

     Effective as of October 1, 2002, SLM Education Credit Funding LLC ("SLM Education Credit") and Chase Manhattan Bank USA, National Association, not in its individual capacity but solely as trustee (the "Trustee") executed and delivered the Trust Agreement dated as of October 1, 2002 pursuant to which the SLM Private Credit Student Loan Trust 2002-A was formed (the "Trust").

     On October 11, 2002, the following agreements were executed and delivered by the respective parties thereto: the Underwriting Agreement and the Pricing Agreement relating to certain Student Loan-Backed Notes, each dated October 11, 2002, among SLM Education Credit, SLM Education Credit Management Corporation, SLM Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of the Underwriters named in Schedule I to the Pricing Agreement (the "Underwriters").

     In connection with the foregoing, the following agreements were execute and delivered by the respective parties thereto: (a) the Seller Sale Agreement, dated as of October 17, 2002, by and between SLM Education Credit Management Corporation and SLM Education Credit; (b) the Depositor Sale Agreement between SLM Education Credit and the Trust; (c) the Indenture, dated as of August 1, 2002, by and between the Trust and JP Morgan Chase Bank, not in its individual capacity but solely as the trustee under the Indenture (the "Indenture Trustee");


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(d) the Administration Agreement, dated as of October 17, 2002, by and among the
Trust, Sallie Mae, Inc.(the "Administrator"), Sallie Mae Servicing L.P. (the "Servicer"), SLM Education Credit and the Indenture Trustee, and (f) the Servicing Agreement, dated as of August 29, 2002, by and among the Servicer, the Administrator, Inc., the Trust, and the Indenture Trustee.

     On October 17, 2002, the Trust issued $726,860,000 of its Floating Rate Student Loan-Backed Notes.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

      (c) Exhibits

            1.1 Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 11, 2002, by and among SLM Education Credit, SLM Education Credit Management Corporation, SLM Corporation and the Underwriters.

            1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated October 11, 2002, by and among SLM Education Credit, SLM Education Credit Management Corporation, SLM Corporation and the Underwriters.

            4.1 Trust Agreement, dated as of October 1, 2002, by and between SLM Education Credit and the Trustee.

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                        Exhibit Index appears on Page 5

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    4.2        Indenture, dated as of October 1, 2002, by and between the Trust and the Indenture Trustee.

   99.1 Seller Sale Agreement, dated as of October 17, 2002, by and between SLM Education Credit and SLM Education Credit Management Corporation.

   99.2 Depositor Sale Agreement, dated as of October 17, 2002, by and between SLM Education Credit and the Trust.

   99.3 Administration Agreement, dated as of October 17, 2002, by and among the Trust, the Administrator, SLM Education Credit, the Servicer and the Indenture Trustee.

   99.4 Servicing Agreement, dated as of October 17, 2002, by and among the Servicer, the Administrator, SLM Education Credit, the Trust and the Indenture Trustee.

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                         Exhibit Index appears on Page 5

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 25, 2002

                                          SLM EDUCATION CREDIT FUNDING LLC


                                          By: /s/ J. LANCE FRANKE
                                              ---------------------------
                                          Name: J. Lance Franke
                                          Title: Vice President


                                INDEX TO EXHIBIT


Exhibit
Number         Exhibit
------         -------
1.1            Underwriting Agreement relating to the Student Loan-Backed Notes, dated October 11, 2002, by and among SLM Education Credit, SLM
               Education Credit Management Corporation, SLM Corporation and the
               Underwriters.

1.2 Pricing Agreement relating to the Student Loan-Backed Notes, dated October 11, 2002, by and among SLM Education Credit, SLM Education Credit Management Corporation, SLM Corporation and the Underwriters.

4.1 Trust Agreement, dated as of October 1, 2002, by and between SLM Education Credit and the Trustee.

4.2 Indenture, dated as of October 1, 2002, by and between the Trust and the Indenture Trustee.

99.1 Seller Sale Agreement, dated as of October 17, 2002, by and between SLM Education Credit and SLM Education Credit Management Corporation.

99.2 Depositor Sale Agreement, dated as of October 17, 2002, by and between SLM Education Credit and the Trust.

99.3 Administration Agreement, dated as of October 17, 2002, by and among the Trust, the Administrator, SLM Education Credit, the Servicer and the Indenture Trustee.

99.4 Servicing Agreement, dated as of October 17, 2002, by and among the Servicer, the Administrator, SLM Education Credit, the Trust and the Indenture Trustee.


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